Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

TRILLIUM ESG GLOBAL EQUITY FUND

A SERIES OF PERPETUAL AMERICAS FUNDS TRUST

Supplement dated June 1, 2026

to the Prospectus and Statement of Additional Information

dated February 1, 2026, as amended

Effective June 1, 2026, Scott Kennedy is added as a portfolio manager of the Trillium ESG Global Equity Fund (the “Fund”). The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the Fund.

Within the Prospectus, the Fund Summary relating to the Fund, under the subsection “Portfolio Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Matthew Patsky, CFA	Jeremy Cote, CFA	Laura McGonagle, CFA	Scott Kennedy, CFA
CEO of Trillium, Lead Portfolio Manager	Portfolio Manager	Lead Portfolio Manager	Portfolio Manager
Length of Service: Since 2018*	Length of Service: Since 2025	Length of Service: Since 2021*	Length of Service: Since 2026

*Length of Service includes portfolio management services provided to the Global Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

The following biographical information is added in the subsection “Management of the Funds—Portfolio Management” in the Prospectus.

Scott Kennedy, CFA

Portfolio Manager

Trillium ESG Global Equity Fund

Scott is a Portfolio Manager on the ESG Global Equity, ESG Core Equity and Sustainable Opportunities Strategies. Scott served for 16 years as a Global Industry Analyst and Portfolio Manager at Wellington Management, covering the financial sector and managing the financial sector sleeve for portfolios across geographies and capitalization segments. He worked in Boston and London while investing in companies across the globe. Scott also co-founded Novata, a public benefit corporation focused on enabling sustainability adoption in the Private Markets.

Scott is a CFA® Charterholder. He earned his B.A. in English from Dartmouth College. He is an active member of the CFA Society® Boston.

The subsections “Portfolio Manager Holdings” and “Other Portfolio Manager Information” under “Investment Advisory and Other Services” in the Statement of Additional Information are hereby revised to indicate that Scott Kennedy has been added as a portfolio manager of the Fund. Information regarding other accounts managed by Scott Kennedy as well as his ownership of securities of the Funds, each as of March 13, 2026, is provided below.

Trillium ESG Global Equity Fund	Individual(s)	Dollar Range of Equity Securities
	Scott Kennedy	None

Scott Kennedy, Portfolio Manager, Trillium ESG Global Equity Fund

	Number of Accounts		Assets Under Management (in millions)

Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	1	0	$10.7	$0
Other Accounts	1014	0	$1,479.3	$0
Total	1015	0	$1,490.0	$0

This Supplement should be retained for future reference.